                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  September 8, 1997
                                                        -----------------



                             FALCON PRODUCTS, INC.
                             ---------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)



              1-11577                               43-0730877
              -------                               ----------
      (Commission File Number)           (IRS Employer Identification No.)



9387 Dielman Industrial Drive, St. Louis, Missouri           63132
--------------------------------------------------           -----
     (Address of Principal Executive Offices)              (Zip Code)



                                 (314) 991-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

     On September 8, 1997, pursuant to an Asset Purchase Agreement dated as of August 20, 1997, Falcon Products, Inc., a Delaware corporation (the "Company"), completed the sale of substantially all of the assets of its William Hodges Division to Leggett & Platt, Incorporated, a Missouri corporation ("L&P"). The business of the William Hodges Division (the "Business") consisted of the manufacturing and marketing of wire shelving, kitchen equipment, and smallwares primarily for the foodservice, material handling, and healthcare markets. The assets of the Business consisted chiefly of accounts receivable, inventory, machinery and equipment, and intangibles. The total sale price was approximately $18,070,000, including approximately $17,700,000 in cash and the balance in the assumption by L&P of trade payables of the Business. Pursuant to a Transition Agreement dated September 8, 1997, $1,700,000 of the cash consideration was placed in an interest-bearing escrow account pending completion of the Company's performance, for a period of up to six months, of certain obligations related to the transition of the Business.

     The purchase price for the Business was determined by arm's length negotiation. Other than in connection with the purchase and sale of the Business, no material relationship exists between L&P and the Company or any of its affiliates, its directors and officers, or the associates of its directors and officers.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   See Exhibit Index.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  September 17, 1997
                             FALCON PRODUCTS, INC.



                             By: /s/ Michael J. Dreller
                                 --------------------------------------------
                                 Michael J. Dreller, Chief Financial Officer,
                                 Vice President-Finance, Secretary, and
                                 Treasurer

                              EXHIBIT INDEX

Exhibit No.                        Exhibit
-----------                        -------
   10.1                   Asset Purchase Agreement dated as of August 20,
                          1997, between Leggett & Platt, Incorporated and
                          Falcon Products, Inc.